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                                                                    EXHIBIT 99.8


DEBTOR:  DQSC PROPERTY CO.                          CASE NUMBER: 01-10965 (JCA)



                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that DQSC Property Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





/s/ STEVE MOELLER
-------------------------------
Steve Moeller
Director, Accounting